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                                                                EXHIBIT 23.1


                  CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS

         As independent chartered accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated 1 May 1998 included in Peptide Therapeutics Group plc's Registration Statement on Form F-4 and to all references to our Firm included in this Registration Statement.


                                       /s/ ARTHUR ANDERSEN

Cambridge, England
11 May 1999